Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 3 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 3 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of April 27, 2018 (this “Amendment”), by and among EAGLETREE-CARBIDE HOLDINGS (CAYMAN), LP, a Cayman Islands exempted limited partnership (“Holdings”), EAGLETREE-CARBIDE ACQUISITION CORP., a Delaware corporation (the “U.S. Borrower”), EAGLETREE-CARBIDE ACQUISITION S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) with registered office at 48, Boulevard Grande-Duchesse Charlotte, L - 1330 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Commerce and Companies register under number B216.833 (the “Lux Borrower”), EAGLETREE-CARBIDE HONG KONG LIMITED, a Hong Kong limited liability company (the “HK Borrower” and, together with the U.S. Borrower and the Lux Borrower, collectively, the “Borrowers”), EAGLETREE-CARBIDE HOLDINGS (US), LLC, a Delaware limited liability company (“LLC Subsidiary”), CERTAIN SUBSIDIARIES OF HOLDINGS PARTY HERETO, as Guarantors, MACQUARIE CAPITAL FUNDING LLC, as administrative agent (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”) under the Credit Documents (as defined in the Credit Agreement referred to below) and each Lender party hereto (such Lenders constituting Required Lenders).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, LLC Subsidiary and certain other Subsidiaries of Holdings party thereto, as Guarantors, each Lender party thereto from time to time, Macquarie Capital Funding LLC, as Administrative Agent, and the other parties party thereto have entered into a First Lien Credit and Guaranty Agreement, dated as of August 28, 2017 (as amended by Amendment No. 1 to First Lien Credit and Guaranty Agreement, dated as of October 3, 2017, Amendment No. 2 to First Lien Credit and Guaranty Agreement, dated as of March 29, 2018, and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined);

WHEREAS, the Credit Agreement requires the delivery of the audited financial statements for the fiscal year ended December 31, 2017 pursuant to Section 5.1(b) thereof and the other items described in clauses (c), (g) and (p) of Section 5.1 thereof (collectively, the “2017 Audited Financial Statement Items”) within one hundred twenty days after the end of the fiscal year ended December 31, 2017 (the “Delivery Date”);

WHEREAS, the Borrowers hereby request that the Lenders amend the requirement to deliver the 2017 Audited Financial Statement Items by the Delivery Date to be required to be delivered within one hundred fifty days after the end of the fiscal year ended December 31, 2017; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Amendment. Upon the Amendment Effective Date (as defined below), and subject to the occurrence thereof, Section 5.1(b) of the Credit Agreement shall be amended by replacing the text “one hundred twenty days” appearing in clause (x) thereof with the text “one hundred fifty days”.

SECTION 2.    Conditions of Effectiveness of this Amendment. This Amendment shall become effective (the “Amendment Effective Date”) immediately when the following conditions shall have been satisfied:

(a)    the Administrative Agent (or its counsel) shall have received an executed counterpart (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart) of this Amendment from the Administrative Agent, the Borrowers, Holdings, LLC Subsidiary, each other Guarantor party hereto and the Required Lenders.

(b)    each of the representations and warranties made by each Credit Party set forth in Section 4 of the Credit Agreement and in any other Credit Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date; it being understood and agreed, however, that for the avoidance of doubt, the Credit Documents shall include this Amendment.

(c)    the Amendment No. 2 to Second Lien Credit and Guaranty Agreement, dated as of April 27, 2018, by and among Holdings, the Borrowers, LLC Subsidiary, certain subsidiaries of Holdings party thereto, as guarantors, Macquarie Capital Funding LLC, as administrative agent, and the lenders party thereto shall have become effective in accordance with its terms.

(d)    on the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing or result therefrom.

SECTION 3.    Reference to and Effect on the Credit Agreement and the other Credit Documents.

(a)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment.

(b)    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement not expressly provided herein, or of any other Credit Document.

SECTION 4.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 5.    Governing Law. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AMENDMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON.

2

(b)     EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

[The remainder of this page is intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

EAGLETREE-CARBIDE HOLDINGS
(CAYMAN), LP, as Holdings and a Guarantor

By:	EagleTree-Carbide (GP), LLC, its general partner

By:	/s/ George L. Majoros, Jr.

Name:	George L. Majoros, Jr.
Title:	Authorized Signatory

EAGLETREE-CARBIDE ACQUISITION CORP., as a Borrower

By:	/s/ George L. Majoros, Jr.

Name:	George L. Majoros, Jr.
Title:	President

EAGLETREE-CARBIDE ACQUISITION S.À R.L, as a Borrower

By:	/s/ Robert Van’t Hoeft

Name:	Robert Van’t Hoeft
Title:	Class A Manager

By:	/s/ Stuart Martin

Name:	Stuart Martin
Title:	Class B Manager

EagleTree-Carbide Acquisition S.à r.l., société à responsabilité limitée
Registered Office: 48, boulevard Grande-Duchesse Charlotte, L-1330 Luxembourg, R.C.S.: B 216.833

EAGLETREE-CARBIDE HONG KONG LIMITED, as a Borrower

By:	/s/ Nicholas Hawkins

Name:	Nicholas Hawkins
Title:	Director

[Signature Page to Corsair Amendment No. 3 (1L)]

EAGLETREE-CARBIDE HOLDINGS (US), LLC, as a Guarantor

By:	/s/ George L. Majoros, Jr.
Name: George L. Majoros, Jr.
Title: President

EAGLETREE-CARBIDE HOLDINGS S.À R.L, as a Guarantor

By:	/s/ Joost Mees
Name: Joost Mees
Title: Class A Manager

By:	/s/ George L. Majoros, Jr.
Name: George L. Majoros, Jr.
Title: Class B Manager

EagleTree-Carbide Holdings S.à r.l., société à responsabilité limitée
Registered Office: 48, boulevard Grande-Duchesse Charlotte, L-1330 Luxembourg, R.C.S.: B 216.685

CORSAIR COMPONENTS, INC., as a Guarantor

By:	/s/ Nicholas Hawkins
Name: Nicholas Hawkins
Title: Chief Financial Officer and Secretary

CORSAIR MEMORY, INC., as a Guarantor

By:	/s/ Nicholas Hawkins
Name: Nicholas Hawkins
Title: Chief Financial Officer and Secretary

CORSAIR (HONG KONG) LIMITED, as a Guarantor

By:	/s/ Nicholas Hawkins
Name: Nicholas Hawkins
Title: Director

[Signature Page to Corsair Amendment No. 3 (1L)]

CORSAIR COMPONENTS COÖPERATIEF U.A., as a Guarantor

By:	/s/ Stuart Martin
Name: Stuart Martin
Title: Authorized Signatory

CORSAIR MEMORY B.V., as a Guarantor

By:	/s/ Nicholas Hawkins
Name: Nicholas Hawkins
Title: Authorized Signatory

[Signature Page to Corsair Amendment No. 3 (1L)]

MACQUARIE CAPITAL FUNDING LLC, as the Administrative Agent

By	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

By	/s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory

[Signature Page to Corsair Amendment No. 3 (1L)]

AIB Debt Management, Limited, as a Lender

By:	/s/ Ellen Kenneally

Name:	Ellen Kenneally
Title:	Vice President

By:	/s/ David Smith

Name:	David Smith
Title:	Senior Vice President

[Signature Page to Corsair Amendment No. 3 (1L)]